UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2014

General Motors Financial Company, Inc.

(Exact name of registrant as specified in its charter)

Texas	1-10667	75-2291093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Cherry Street, Suite 3500, Fort Worth, Texas 76102

(Address of principal executive offices, including Zip Code)

(817) 302-7000

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Except for the historical information contained herein, the matters disclosed herein include forward-looking statements which are the Company’s current views with respect to future events and financial performance. These forward-looking statements are subject to many assumptions, risks and uncertainties that could cause actual results to differ significantly from historical results or those anticipated by the Company. The most significant of these risks are detailed from time to time in the Company’s filings and reports with the Securities and Exchange Commission including the Company’s annual report on Form 10-K for the year ended December 31, 2013 and the Company’s quarterly report on Form 10-Q for the three months ended March 31, 2014. If one or more of these risks or uncertainties materializes, or if underlying assumptions prove incorrect, the Company’s actual results may vary materially from those expected, estimated or projected. Actual events or results may differ materially. It is advisable not to place undue reliance on any forward-looking statements. The Company undertakes no obligation to, and does not, publicly update or revise any forward-looking statements, except as required by federal securities laws, whether as a result of new information, future events or otherwise.

ITEM 8.01 OTHER EVENTS

In connection with a registration statement on Form S-3 to be filed by the Company and AmeriCredit Financial Services, Inc., the Company is filing this Current Report on Form 8-K to provide information required to be included or incorporated by reference in the registration statement. In connection with the foregoing, the Company is filing the following herewith:

•	Exhibit 99.1—Unaudited condensed combined balance sheets for the international auto finance and financial services businesses of Ally Financial Inc. (“Ally-IO”) as of March 31, 2014 and December 31, 2013, and the related unaudited condensed combined statements of comprehensive income, unaudited condensed changes in invested equity, and unaudited condensed statement of cash flows for the three months ended March 31, 2014 and March 31, 2013.

•	Exhibit 99.2—Audited combined balance sheets of Ally-IO as of December 31, 2013 and 2012, and the related combined statements of comprehensive income, changes in invested equity, and cash flows for each of the three years ended December 31, 2013, and the report of the independent registered public accounting firm related thereto.

•	Exhibit 99.3—The pro forma financial information reflecting the acquisition of the international auto finance and financial services businesses of Ally Financial Inc. in Europe and Latin America and the probable future acquisition of Ally Financial Inc.’s 40% equity interest in GMAC-SAIC Automotive Finance Company Limited in China.

The information included in this 8-K should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 and other filings the Company has made, or will make, prior to the effectiveness of the above referenced registration statement, with the Securities and Exchange Commission.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Unaudited condensed combined balance sheets of Ally-IO as of March 31, 2014 and December 31, 2013, and the related unaudited condensed combined statements of comprehensive income, unaudited condensed statements of changes in invested equity, and unaudited condensed statements of cash flows for the three months ended March 31, 2014 and March 31, 2013

99.2	Audited combined balance sheets of Ally-IO as of December 31, 2013 and December 31, 2012, and the related combined statements of comprehensive income, changes in invested equity, and cash flows for each of the three years ended December 31, 2013, and the report of the independent registered public accounting firm related thereto

99.3	Unaudited Pro Forma Condensed Combined Financial Statements as of and for the three months ended March 31, 2014 and for the year ended December 31, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Motors Financial Company, Inc.
(Registrant)

Date: June 5, 2014	By:	/S/ CHRIS A. CHOATE
Chris A. Choate
Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.1	Unaudited condensed combined balance sheets of Ally-IO as of March 31, 2014 and December 31, 2013, and the related unaudited condensed combined statements of comprehensive income, unaudited condensed statements of changes in invested equity, and unaudited condensed statements of cash flows for the three months ended March 31, 2014 and March 31, 2013

99.2	Audited combined balance sheets of Ally-IO as of December 31, 2013 and December 31, 2012, and the related combined statements of comprehensive income, changes in invested equity, and cash flows for each of the three years ended December 31, 2013, and the report of the independent registered public accounting firm related thereto

99.3	Unaudited Pro Forma Condensed Combined Financial Statements as of and for the three months ended March 31, 2014 and for the year ended December 31, 2013